SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)        June 18, 2002
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                        INDEX DEVELOPMENT PARTNERS, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)



        Delaware                     1-10932                    13-3487784
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(State or Other Jurisdiction     (Commission File            (IRS Employer
    of Incorporation)                Number)                 Identification No.)



125 Broad Street, 14th Floor, New York, New York                 10004
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(Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code     (212) 742-2277
                                                     -------------------



                         Individual Investor Group, Inc.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events


         On June 18, 2002, the Registrant's stockholders approved a change in the Registrant's name from "Individual Investor Group, Inc." to "Index Development Partners, Inc." and the change became effective on that date. The CUSIP number for the Registrant's common stock was also changed to 454073-10-7. Effective June 26, 2002, the trading symbol for the Registrant's common stock on the OTC Bulletin Board will be changed to "IXDP."


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     June 25, 2002                   INDEX DEVELOPMENT PARTNERS, INC.




                                           By: /s/ Gregory E. Barton
                                               ------------------------
                                               Gregory E. Barton
                                               President